SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                             ADVISORS SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is
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5) Total fee paid:

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     [ ]  Check  box  if any part of the fee is offset as  provided  by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:
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          4)   Date Filed:
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
                               VAN DEVENTER & HOCH
                      800 NORTH BRAND BOULEVARD, SUITE 300
                           GLENDALE, CALIFORNIA 91203
                                 (800) 548-7787

                                  MARCH 8, 1999


Dear Van Deventer & Hoch American Value Fund Shareholder:

         We are seeking your approval to reorganize the Van Deventer & Hoch American Value Fund, a series of the Advisors Series Trust, into the Allegiance American Value Fund, a newly created series of the Allegiance Investment Trust. Van Deventer & Hoch is the investment adviser to both Funds.

         We proposed this transaction because we believe it makes sense to make our American Value Fund part of our new fund group. We expect to gain certain efficiencies and increased control over services provided to the funds and their shareholders. We have agreed to pay all expenses of the reorganization so shareholders will not bear those costs.

         The Board of Trustees of the Advisors Series Trust has approved the transaction and we urge your approval.

         Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy card promptly.

                                          Sincerely,

                                          VAN DEVENTER & HOCH



                                          /s/ Richard A. Snyders
                                          --------------------------------------
                                          Richard A. Snyders, President

                     VAN DEVENTER & HOCH AMERICAN VALUE FUND
                              ADVISORS SERIES TRUST
                      800 North Brand Boulevard, Suite 300
                           Glendale, California 91203
                                 (800) 548-7787

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       OF
              VAN DEVENTER & HOCH AMERICAN VALUE FUND SHAREHOLDERS

                            TO BE HELD APRIL 19, 1999

To the Shareholders of the Van Deventer & Hoch American Value Fund:

         Your Fund will host a special meeting of shareholders at the offices of Van Deventer & Hoch American Value Fund, 800 North Brand Boulevard, Suite 300 Glendale, California 91203 on April 19, 1999, at 10:00 a.m., local time. At the meeting, we will ask you to vote on:

     1. A proposal to reorganize the Van Deventer & Hoch American Value Fund, a series of the Advisors Series Trust, into the Allegiance American Value Fund, a newly created series of the Allegiance Investment Trust.

     2.   Any other business that properly comes before the meeting.

         Only shareholders of record at the close of business on February 26, 1999 (the Record Date), will be entitled to receive this notice and to vote at the meeting.


                                           By Order of the Board of Trustees

                                           Chris O. Kissack
                                           Secretary



                  YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY
                      SHARES YOU OWNED ON THE RECORD DATE.

                               -------------------

PLEASE VOTE ON THE ENCLOSED PROXY FORM, DATE AND SIGN IT, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE AND DISRUPTION OF FURTHER SOLICITATION, WE REQUEST YOUR COOPERATION IN VOTING PROMPTLY.

                     VAN DEVENTER & HOCH AMERICAN VALUE FUND
                              ADVISORS SERIES TRUST
                      800 North Brand Boulevard, Suite 300
                           Glendale, California 91203
                                 (800) 548-7787


                                 PROXY STATEMENT


                              Dated: March 8, 1999

WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?

         The Board of Trustees approved a plan to reorganize the Van Deventer & Hoch American Value Fund (the "AST Fund") that is part of Advisors Series Trust (the "Trust") into the newly created Allegiance American Value Fund (the "New Fund") (that transaction is referred to as the "Reorganization"). Shareholder approval is needed to proceed with the Reorganization. The shareholder meeting will be held on April 19, 1999 (the "Shareholder Meeting"). We are sending this document to you for your use in deciding whether to approve the Reorganization at the Shareholder Meeting.

         This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement and a form of Proxy.

         As a technical matter, the Reorganization will have three steps:

     + the transfer of the assets and liabilities of the AST Fund to the New Fund in exchange for shares of the New Fund (the "New Fund Shares") of equivalent value to the net assets transferred,

     + the pro rata distribution of those New Fund Shares to shareholders of record of the AST Fund as of the effective date of the Reorganization (the "Effective Date") in full redemption of those shareholders' shares in the AST Fund, and

     +    the immediate liquidation and termination of the AST Fund.

         As a result of the Reorganization, each shareholder of the AST Fund would instead hold New Fund Shares having the same total value as the shares of the AST Fund held immediately before the Reorganization. Lawyers for the AST Fund and the New Fund have advised the Trust that, for federal income tax purposes, the Reorganization will be treated as a tax-free reorganization that will not cause the AST Fund's shareholders to recognize a gain or loss for federal income tax purposes.

         This Proxy Statement sets forth the basic information that you should know before voting on the proposal. You should read it and keep it for future reference.

WHAT OTHER IMPORTANT DOCUMENTS SHOULD I KNOW ABOUT?

         The AST Fund is a series of the Trust, an open-end management investment company. The following documents are on file with the Securities and Exchange Commission (the "SEC") and are deemed to be legally part of this document:

     +    Prospectus for the AST Fund dated March 1, 1999

     + Statement of Additional Information relating to the AST Fund also dated March 1, 1999

         Those documents are available without charge by writing to the AST Fund at 800 North Brand Boulevard, Suite 300, Glendale, California 91203, or by calling (800) 548-7787.

         The Annual Report to Shareholders of the AST Fund for the fiscal year ended October 31, 1998, containing audited financial statements of the AST Fund, has been previously mailed to shareholders. If you do not have a copy, additional copies of that Annual Report are available without charge by writing or calling the AST Fund at its address and telephone number listed above.

         The New Fund is not now an operating mutual fund nor does it have a prospectus that has been declared effective by the SEC. Shareholders may, however, obtain a preliminary prospectus and Statement of Additional Information relating to the New Fund without charge by writing to the New Fund at 800 North Brand Boulevard, Suite 300, Glendale, California 91203, or by calling (800) 548-7787. Those documents are subject to completion and revision before becoming effective with the SEC.

         All of these documents are available through the SEC's web site at WWW.SEC.GOV. (Information about the AST Fund can be found under Advisers Series Trust and information about the New Fund can be found under Allegiance Investment Trust.)

         It is expected that this Proxy Statement will be mailed to shareholders on or about March 8, 1999.

                                TABLE OF CONTENTS

I.   INTRODUCTION...........................................................   5
     A. GENERAL.............................................................   5
     B. THE PROPOSAL........................................................   5
     C. SHARES AND VOTING...................................................   6
II.  THE PROPOSAL...........................................................   8
     A. DESCRIPTION OF THE PROPOSED REORGANIZATION..........................   8
        1. THE REORGANIZATION...............................................   8
        2. EFFECT OF THE REORGANIZATION.....................................   9
        3. FEDERAL INCOME TAX CONSEQUENCES..................................   9
        4. DESCRIPTION OF THE ALLEGIANCE FUND SHARES........................  10
     B. COMPARISON OF THE FUNDS.............................................  10
     C. COMPARISON OF EXPENSES..............................................  11
     C. RECOMMENDATION OF THE BOARD OF TRUSTEES.............................  12
     D. DISSENTERS'RIGHTS OF APPRAISAL......................................  12
     E. FURTHER INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND..  12
     F. VOTE REQUIRED.......................................................  13
III. MISCELLANEOUS ISSUES...................................................  14
     A. OTHER BUSINESS......................................................  14
     B. NEXT MEETING OF SHAREHOLDERS........................................  14
     C. LEGAL MATTERS.......................................................  14
     D. EXPERTS.............................................................  14

                                 I. INTRODUCTION

A. GENERAL

         The Board of Trustees called this shareholder meeting (the "Shareholder Meeting") to allow shareholders to consider and vote on the proposed Reorganization of the AST Fund. The Board of Trustees (including a majority of the independent trustees, meaning those trustees who are not "interested" persons under the Investment Company Act of 1940, as amended (the "Investment Company Act")) approved the Reorganization by written consent, subject to the approval of the AST Fund's shareholders.

B. THE PROPOSAL

         At the Shareholder Meeting, the shareholders of the AST Fund will be asked to approve the proposed Reorganization of the AST Fund into the New Fund. The Reorganization will include the transfer of all of the assets and liabilities of the AST Fund to the New Fund. All remaining AST Fund shareholders will receive New Fund Shares in exchange. The AST Fund will then be terminated and liquidated.

         The net asset value per share of the New Fund and the number of shares owned by each New Fund shareholder immediately after the Reorganization will be identical to the net asset value per share of the AST Fund and the number of shares owned by each AST Fund shareholder immediately before the Reorganization.

         Van Deventer & Hoch (the "Adviser") currently serves as the adviser of the AST Fund and will serve as the adviser to the New Fund. The New Fund will have substantially similar investment objectives and policies to the AST Fund. The investment objective of the AST Fund is to seek to high total investment return, consisting of capital appreciation (both realized and unrealized) and income, by investing primarily in the common stocks of U.S. companies which, in the opinion of the AST Fund's Adviser, have shown financial soundness and are undervalued by the market. The investment objective of the New Fund similarly seeks to achieve long-term growth of capital and above average current income with investments primarily in equity securities of U.S. companies. DESPITE THIS CHANGE IN THE WORDING OF THE INVESTMENT OBJECTIVE, THE AST FUND AND THE NEW FUND WILL BE MANAGED IN ESSENTIALLY THE SAME MANNER.

         Investments in the New Fund will be subject to identical risks as investments are currently subject to in the AST Fund. The purchase and redemption arrangements of the New Fund will be identical to the current purchase and redemption arrangements of the AST Fund. The New Fund will have the identical distribution arrangements as the AST Fund currently has.

         The  Adviser  and the  Board of  Trustees  believe  that  the  proposed
Reorganization is in the best interests of the AST Fund and its shareholders, and that the interests of existing shareholders of the AST Fund will not be diluted as a result of the proposed Reorganization.

         The Adviser will pay the costs of the Reorganization, the Shareholder Meeting and solicitation of proxies, including the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, the Adviser and the Board also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

C. SHARES AND VOTING

         The Trust is a Delaware business trust and is registered with the SEC as an open-end management investment company. The Trust currently has 18 operating series, or funds, including the AST Fund. Each fund has its own identity, investment adviser, investment objective and policies and operates independently for purposes of investments, dividends, other distributions and redemptions.

         The AST Fund has only one class of shares, with one fee and expense structure. The AST Fund's shareholders will receive shares of the New Fund in exchange for their shares if the Reorganization is approved and completed.

         Each whole or fractional share of the AST Fund is entitled to one vote or corresponding fraction at the Shareholder Meeting. At the close of business on February 26, 1999, the record date for the determination of shareholders entitled to vote at the Shareholder Meeting (the "Record Date"), there were 920,570 shares outstanding held by 133 record holders (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers).

         All shares represented by each properly signed proxy received before the meeting will be voted at the Shareholder Meeting. If a shareholder specifies how the proxy is to be voted on any business properly to come before the Shareholder Meeting, it will be voted in accordance with instruction given. If no choice is indicated on the proxy, it will be voted FOR approval of the Reorganization, as more fully described in this Prospectus. A proxy may be revoked by a shareholder at any time before its use by written notice to the AST Fund, by submission of a later-dated proxy or by voting in person at the Shareholder Meeting. If any other matters come before the Shareholder Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

         The holders of 40% of the outstanding shares entitled to vote present in person or by proxy will constitute a quorum. When a quorum is present, approval of the proposal will require the affirmative vote of a "majority of the outstanding voting securities" of the AST Fund. The term "majority of the outstanding voting securities" of the AST Fund, as defined in the Investment Company Act, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the AST Fund present at the meeting if more than 50% of the outstanding shares of the AST Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the AST Fund. This approval is required (rather than a simple majority of those votes present) because the Reorganization requires approval of a new investment management agreement for the New Fund.

         The Shareholder Meeting may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning the Shareholder Meeting to another date and time, whether or not a quorum is present, and the Shareholder Meeting may be held as adjourned without further notice. The persons named in the proxy will vote in favor of such adjournment those shares which they are entitled to vote if such adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal.

         Proxies must be voted by mail or facsimile transmission.

         All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of the Reorganization will occur only if a sufficient number of votes are cast FOR that proposal. Abstentions do not constitute a vote "for" and effectively result in a vote "against." Broker non-votes do not represent vote "for" or "against"" and are disregarded in determining whether the proposal has received enough votes.

         As of the Record Date, the AST Fund's shareholders of record and (to the Trust's knowledge) beneficial owners who owned more than five percent of the AST Fund's shares are as follows:

                                                   Percentage of the Fund's
        SHAREHOLDER                                   OUTSTANDING SHARES
        -----------                                   ------------------
        Charles Schwab & Co. Inc.
        Reinvest Account
        Attn:  Mutual Funds Dept.
        101 Montgomery Street
        San Francisco, CA  94104-4122                        76.59%

         The Officers and Trustees of the Trust, as a group, owned of record and beneficially less than one percent of the outstanding voting securities of the AST Fund as of the Record Date. The Officers and Directors of the Adviser, as a group, owned of record and beneficially 43.15% of the outstanding voting securities of the AST Fund.

                                II. THE PROPOSAL

A. DESCRIPTION OF THE PROPOSED REORGANIZATION

   1. THE REORGANIZATION

         If the Reorganization is approved, on the Effective Date the New Fund will acquire all of the assets and liabilities of the AST Fund. At that time, the New Fund will issue to the AST Fund the same number of shares as the shareholders of the AST Fund held of record on the day before the Effective Date.

         At the same time as that asset transfer, the AST Fund will distribute the New Fund Shares it receives pro rata to each remaining shareholder of the AST Fund, distributing the same number of shares as the outstanding shares of the AST Fund held of record by that shareholder on the day before the Effective Date.

         This distribution of the New Fund Shares to the AST Fund's shareholders will be accomplished by the establishment of accounts on the New Fund's share records in the names of those shareholders, representing the respective pro rata number of New Fund Shares deliverable to them. Fractional shares will be carried to the third decimal place. Certificates evidencing the New Fund Shares will not be issued to the AST Fund's shareholders.

         Immediately following the AST Fund's pro rata liquidating distribution of the New Fund Shares to the AST Fund shareholders, the AST Fund will liquidate and terminate.

         Completion of the Reorganization is subject to approval by the shareholders of the AST Fund. The Reorganization may be abandoned at any time before the Effective Date by a majority of the Trust's Board of Trustees.

         The Adviser will pay all costs and expenses of the Reorganization, including those associated with the Shareholder Meeting, the copying, printing and distribution of this Combined Proxy Statement and Prospectus, and the solicitation of proxies for the Shareholder Meeting.

         The above is a summary of the Reorganization. The summary is not a complete description of the terms of the Reorganization, which are set forth in the Agreement and Plan of Reorganization attached as EXHIBIT A to this document.

   2. EFFECT OF THE REORGANIZATION

         If the Reorganization is approved by the AST Fund's shareholders and completed, shareholders of the AST Fund as of the Effective Date will become shareholders of the New Fund. The total net asset value of the New Fund Shares held by each Shareholder of the AST Fund immediately after completion of the Reorganization will be equivalent to the total net asset value of the AST Fund Shares held by that same shareholder immediately before completion of the Reorganization.

         After the Reorganization, the investment adviser for the New Fund will continue to be Van Deventer & Hoch. First Fund Distributors, Inc. will be the New Fund's Distributor. Investment Company Administration, L.L.C. will continue as the administrator for the New Fund. McGladrey & Pullen LLP also will serve as auditors for the New Fund.

   3. REASONS FOR THE REORGANIZATION

         The Reorganization is intended to facilitate the consolidation of all mutual funds advised by Van Deventer & Hoch in the same family of funds, the Allegiance Investment Trust (the "New Trust"). As a result of the Reorganization, the New Fund and the three current series of the New Trust, will all be separate series of the same New Trust. Shareholders of the New Fund would be able to exchange into the other series of the New Trust, and into other series which are subsequently established and advised by the Adviser. Including the New Fund as a series of the New Trust should more clearly establish the identity of the New Fund as a member of the family of funds advised by the Adviser, and allow the Adviser more direct oversight of the responsibility for the operations of the New Fund. This is because, among other reasons, the New Fund would be governed by the same Board of Trustees as the other funds. In addition, the total operating expenses of the New Fund, as a percentage of average daily net assets, will be reduced slightly. There can be no guarantee that the total operating expenses of the New Fund will be as specified.

   4. FEDERAL INCOME TAX CONSEQUENCES

         Management of the AST Fund and the New Fund has been advised by its counsel, Paul, Hastings, Janofsky & Walker LLP (although no formal tax opinion has been requested), that the Reorganization will constitute a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and will not affect the federal tax status of AST Fund shares held before the Reorganization. Therefore, shareholders should not recognize any gain or loss on the AST Fund shares for federal income tax purposes as a result of the Reorganization. Subject to limited exceptions, most states use federal taxable income as a taxable base for this purpose. Consequently, the Trust believes that the state income tax treatment of the proposed Reorganization for most shareholders is more likely than not to be the same as the federal tax consequences. Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the Shareholders. Because each Shareholder's tax situation may have unique issues, Shareholders should consult their own tax advisers.

   5. DESCRIPTION OF THE NEW FUND SHARES

         Each New Fund Share issued to AST Fund shareholders pursuant to the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. Each New Fund Share will represent an equal interest in the assets of the New Fund. The New Fund Shares will be sold and redeemed based upon the net asset value of the New Fund next determined after receipt of the purchase or redemption request, as described in the New Fund's Prospectus.

B. COMPARISON OF THE FUNDS

   1. OBJECTIVE, STRATEGY AND POLICIES

         The New Fund will have substantially similar investment objectives and policies to the AST Fund. The investment objective of the AST Fund is high total investment return, consisting of capital appreciation (both realized and unrealized) and income, by investing primarily in the common stocks of U.S. companies which, in the opinion of the AST Fund's Adviser, have shown financial soundness and are undervalued by the market. The investment objective of the New Fund similarly seeks to achieve long-term growth of capital and above average current income with investments primarily in equity securities of U.S. companies. DESPITE THIS CHANGE IN THE WORDING OF THE INVESTMENT OBJECTIVE, THE AST FUND AND THE NEW FUND WILL BE MANAGED IN ESSENTIALLY THE SAME MANNER.

         The fundamental investment restrictions of the New Fund are identical to that of the AST Fund, and cannot be changed without the affirmative vote of a majority of each Fund's outstanding voting securities as defined in the Investment Company Act.

         The Trust and the New Trust are both Delaware business trusts with substantially similar Agreements and Declarations of Trust and By-Laws.

2. COMPARISON OF FEES AND EXPENSES

         The following table shows the comparative fees and expenses you may pay if you buy and hold shares of these Funds. The Funds do not impose any front-end or deferred sales loads and they do not charge shareholders for exchanging shares or reinvesting dividends.

Fees and Expenses of the Funds

                                        Ast Fund
                                     (reduced 1998     Ast Fund       New Fund
                                        expenses)    (after 1998)   (pro forma)
                                        ---------    ------------   -----------
  SHAREHOLDER FEES (fees paid
  directly from your investment)
           Redemption Fee                 0.00%          0.00%         0.00%
  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from
  Fund assets)+
           Management Fee                 0.70%          0.70%         0.70%
           Distribution/Service
           (12b-1) Fee                    0.50%          0.50%         0.25%
  Other Expenses                          1.05%          1.37%         0.35%*
                                          ----           ----          ----
TOTAL ANNUAL FUND OPERATING
  EXPENSES                                2.25%          2.57%         1.30%
                                                                       ====
           Fee Reduction and/or
           Expense Reimbursement          1.20%          1.25%
                                          ----           ----
  NET EXPENSES                            1.05%          1.32%
                                          ====           ====

+ The Adviser reduced its fees and/or absorbed expenses to limit total annual operating expenses in 1998 to 1.05%. For 1999, the Adviser has contractually agreed to reduce its fees and/or absorb expenses to limit total annual operating expenses for the AST Fund to 1.32%. This contract has a one-year term, renewable at the end of each fiscal year.

* This expense represents an Administrative Services Fee of 0.35% intended to cover all other expenses. No further waiver or reimbursement of operating expenses is expected to be necessary to limit Total Annual Operating Expenses to 1.30%.

EXAMPLE OF FUND EXPENSES: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and the changes specified above. This example is for comparison purposes only. It does not necessarily represent a Fund's actual expenses or returns.

Fund                                 1 Year    3 Years    5 Years     10 Years
----                                 ------    -------    -------     --------
AST Fund (reduced 1998 expenses)       $107      $586     $1,092       $2,480
AST Fund (after 1998)                  $134      $612     $1,117       $2,501
New Fund (pro forma)                   $132      $411   Not applic.  Not applic.

The figures in the Example after the first year assume that the fees reduced or expenses absorbed during the first year are not reduced or absorbed in later years.

The Adviser has agreed to pay out of its own resources any remaining unamortized organizational expenses of the AST Fund at the time of the Reorganization. These expenses are estimated to be $39,675. The New Fund will have its own deferred organizational expenses that will be paid by the Adviser out of its own resources.

3. INVESTMENTS, REDEMPTIONS AND EXCHANGES

         Both Funds generally require a minimum initial investment of $1,000, and subsequent investments of $100 or more. They offer an automatic investment plan under which selected amounts are electronically withdrawn from shareholders' accounts with banks and are applied to purchase shares of the applicable Fund. Redemption procedures are identical for both Funds. Shareholders in the AST Fund are not able to exchange their shares for shares of any other mutual fund (unless their shares are held through an independent intermediary such as a broker-dealer who would effect the exchange). Shareholders in the New Fund (after the Reorganization) would be able to exchange their shares for other funds offered by the New Trust (in addition to exchanges of shares permitted through an intermediary broker or mutual fund market place).

C. RECOMMENDATION OF THE BOARD OF TRUSTEES

         The Board of Trustees of the Trust (including a majority of the noninterested Trustees), after due consideration, has unanimously determined that the Reorganization is in the best interests of the shareholders of the AST Fund and that the interests of the existing shareholders of the AST Funds would not be diluted.

         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                  VOTE FOR THE ADOPTION OF THE REORGANIZATION.

D. DISSENTERS' RIGHTS OF APPRAISAL

         Shareholders of the AST Fund who object to the proposed Reorganization will not be entitled to any "dissenters' rights" under Delaware law. However, those shareholders have the right at any time up to when the Reorganization occurs to redeem shares of the AST Fund at net asset value. After the Reorganization, shareholders of the AST Fund will hold shares of the New Fund, which may also be redeemed at net asset value in accordance with the procedures substantially similar to those described in the AST Fund's Prospectus dated March 1, 1999, subject to applicable redemption procedures.

E. FURTHER INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND

         Further information about the AST Fund is contained in the following documents:

     +    AST Fund Prospectus dated March 1, 1999.

     +    AST Fund Statement of Additional Information also dated March 1, 1999.

     + Documents that relate to the AST Fund are available, without charge, by writing to the AST Fund, 800 North Brand Boulevard, Suite 300, Glendale, California 91203.

         The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act, and it files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of these materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, of the SEC, Washington, D.C. 20549.

         The New Fund is not now an operating mutual fund nor does it have a prospectus that has been declared effective by the SEC. Shareholders may, however, obtain a preliminary prospectus and Statement of Additional Information relating to the New Fund without charge by writing to the New Fund at 800 North Brand Boulevard, Suite 300, Glendale, California 91203, or by calling (800) 548-7787. Those documents are subject to completion and revision before becoming effective with the SEC.

         All of these documents are available through the SEC's web site at WWW.SEC.GOV. (Information about the AST Fund can be found under Advisers Series Trust and information about the New Fund can be found under Allegiance Investment Trust.)

         It is expected that this Proxy Statement will be mailed to shareholders on or about March 8, 1999.

F. VOTE REQUIRED

         Approval of the proposed Reorganization requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the AST Fund within the meaning of the Investment Company Act. If the shareholders of the AST Fund do not approve the proposed Reorganization, or if the Reorganization is not consummated for any other reason, then the Board of Trustees will take any further action as it deems to be in the best interest of the AST Fund and its shareholders, including liquidation, subject to approval by the shareholders of the AST Fund if required by applicable law.

                            III. MISCELLANEOUS ISSUES

A. OTHER BUSINESS

         The Board of Trustees of the Trust knows of no other business to be brought before the Shareholder Meeting. If any other matters come before the Shareholder Meeting, it is the Board's intention that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

B. NEXT MEETING OF SHAREHOLDERS

         The Trust is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the Investment Company
Act. If the Reorganization is not completed, the next meeting of the shareholders of the AST Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the meeting, as determined by the Board of Trustees, to be included in the Trust's proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C. LEGAL MATTERS

         Certain legal matters in connection with the issuance of the New Fund Shares will be passed upon for the Trust by Paul, Hastings, Janofsky & Walker LLP.

D. EXPERTS

         The financial statements of the AST Fund for the year ended October 31, 1998, contained in the Trust's 1998 Annual Report to Shareholders, has been audited by McGladney & Pullen, LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing.

         PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

                                      PROXY
                     FOR SPECIAL MEETING OF SHAREHOLDERS OF
                     VAN DEVENTER & HOCH AMERICAN VALUE FUND
                                ON APRIL 19, 1999


         THE UNDERSIGNED HEREBY APPOINTS RICHARD A. SNYDERS AND CHARLES L. BOCK, AND EACH OF THEM, PROXIES FOR THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO REPRESENT THE UNDERSIGNED AND TO VOTE ALL OF THE SHARES OF VAN DEVENTER & HOCH AMERICAN VALUE FUND, WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE VAN DEVENTER & HOCH AMERICAN VALUE FUND TO BE HELD ON APRIL 19, 1999 AND AT ANY ADJOURNMENT THEREOF.

+ PROPOSAL TO APPROVE OR DISAPPROVE A REORGANIZATION OF THE VAN DEVENTER & HOCH AMERICAN VALUE FUND PROVIDING FOR (I) THE TRANSFER OF SUBSTANTIALLY ALL OF THE ASSETS AND LIABILITIES OF THE VAN DEVENTER & HOCH AMERICAN VALUE FUND TO THE ALLEGIANCE AMERICAN VALUE FUND, A SERIES OF THE ALLEGIANCE INVESTMENT TRUST, IN EXCHANGE FOR SHARES OF THE NEW FUND (THE "NEW FUND SHARES") OF IDENTICAL NUMBER AND VALUE, (II) THE PRO RATA DISTRIBUTION OF THOSE NEW FUND SHARES TO THE SHAREHOLDERS OF THE VAN DEVENTER & HOCH AMERICAN VALUE FUND IN FULL REDEMPTION OF THOSE SHAREHOLDERS' SHARES IN THE VAN DEVENTER & HOCH AMERICAN VALUE FUND, AND (III) THE IMMEDIATE LIQUIDATION AND TERMINATION OF THE VAN DEVENTER & HOCH AMERICAN VALUE FUND, ALL AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.


               [ ]  FOR           [ ]  AGAINST          [ ]  ABSTAIN


AND, IN THEIR DISCRETION, TO TRANSACT ANY OTHER BUSINESS THAT MAY LAWFULLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WILL BE VOTED AS YOU DIRECT ON THIS FORM. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.


                                                Dated: ___________________, 1999




No. of Shares:
               -------------------   -------------------------------------------
                                              Signature of Shareholder



                                     -------------------------------------------
                                              Signature of Shareholder


When shares are registered jointly in the names of two or more persons, ALL must sign. Signature(s) must correspond exactly with the name(s) shown. Please sign, date and return promptly in the enclosed envelope.

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of this 6th day of February, 1999, by and between Allegiance Investment Trust, a Delaware business trust ("AIT"), for itself and on behalf of the Allegiance American Value Fund (the "Acquiring Fund"), a series of AIT, and Advisors Series Trust, a Delaware business trust ("AST"), on behalf of the Van Deventer & Hoch American Value Fund (the "Acquired Fund"), a series of AST.

         In accordance with the terms and conditions set forth in this Agreement, the parties desire that all of the assets of the Acquired Fund be transferred to the Acquiring Fund, and that the Acquiring Fund assume the Stated Liabilities (as defined in paragraph 1.3) of the Acquired Fund, in exchange for shares of the Acquiring Fund ("Acquiring Fund Shares"), and that these Acquiring Fund Shares be distributed immediately after the Closing, as defined in this Agreement, by the Acquired Fund to its shareholders in liquidation of the Acquired Fund. This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code").

         In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1. REORGANIZATION OF ACQUIRED FUND

     1.1 Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, the Acquired Fund shall assign, deliver and otherwise transfer its assets as set forth in paragraph 1.2 (the "Fund Assets") to the Acquiring Fund and the Acquiring Fund shall assume the Acquired Fund's Stated Liabilities. The Acquiring Fund shall, as consideration therefor, on the Closing Date (as defined in paragraph 3.1), deliver to the Acquired Fund full and fractional Acquiring Fund Shares, the number of which shall be determined by dividing (a) the value of the Acquired Fund Assets, net of the Acquired Fund's Stated Liabilities, computed in the manner and as of the time and date set forth in paragraph 2.1, by (b) the net asset value of one share of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2. Such transfer, delivery and assumption shall take place at the closing provided for in paragraph 3.1

(hereinafter sometimes referred to as the "Closing"). Immediately following the Closing, the Acquired Fund shall distribute the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided in paragraph 1.4 hereof. These transactions are hereinafter sometimes collectively referred to as the "Reorganization."

     1.2 (a) With respect to the Acquired Fund, the Acquired Fund Assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, instruments, claims and receivables (including dividend and interest receivables) owned by the Acquired Fund, and any prepaid expenses shown as an asset on the Acquired Fund's books on the Closing Date.

         (b) Before the Closing Date, the Acquired Fund will provide the Acquiring Fund with a schedule of its assets and its known liabilities, and the Acquiring Fund will provide the Acquired Fund with a copy of the current investment objective and policies applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell or otherwise dispose of any of the securities or other assets shown on the list of the Acquired Fund's Assets before the Closing Date but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund is permitted to purchase in accordance with its stated investment objective and policies. Before the Closing Date, the Acquiring Fund will advise the Acquired Fund of any investments of the Acquired Fund shown on such schedule which the Acquiring Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. If the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold under its stated investment objective or policies, the Acquired Fund, if requested by the Acquiring Fund, will dispose of those securities before the Closing Date to the extent practicable. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Acquiring Fund is or will be subject with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund will assume all liabilities and obligations reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by the administrator of AST as of the Applicable Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period ("Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities of the Acquired Fund, and no other liabilities or obligations, whether absolute or contingent, known or unknown, accrued or unaccrued.

     1.4 Immediately following the Closing, the Acquired Fund will distribute the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph
1.1 pro rata to its shareholders of record determined as of the close of business on the Closing Date ("Acquired Fund Investors") in complete liquidation of the Acquired Fund. That distribution will be accomplished by an instruction, signed by an appropriate officer of AST, to transfer the Acquiring Fund Shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of record of the Acquired Fund Investors and representing the respective pro rata number of shares of the Acquiring Fund due such Acquired Fund Investor based on the net asset value per share of the shares of the Acquired Fund. All issued and outstanding shares of the Acquired Fund will be cancelled simultaneously therewith on the Acquired Fund's books, and any outstanding share certificates representing interests in the Acquired Fund will represent only the right to receive such number of Acquiring Fund Shares after the Closing as determined in accordance with paragraph 1.l.

     1.5 If any request is made for a change of the registration of shares of the Acquiring Fund to another person from the account of the stockholder in which name the shares are registered in the records of the Acquired Fund, it shall be a condition of such registration of shares that there be furnished to the Acquiring Fund an instrument of transfer properly endorsed, accompanied by appropriate signature guarantees and otherwise in proper form for transfer and that the person requesting such registration shall pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of the Acquiring Fund that such tax has been paid or is not applicable.

     1.6 Following the transfer of assets by the Acquired Fund to the Acquiring Fund, the assumption of the Acquired Fund's Stated Liabilities by the Acquiring Fund, and the distribution by the Acquired Fund of the Acquiring Fund Shares received by it pursuant to paragraph 1.4, AST shall terminate the qualification, classification and registration of the Acquired Fund with all appropriate federal and state agencies. Any reporting or other responsibility of AST is and shall remain the responsibility of AST up to and including the date on which the Acquired Fund is terminated and deregistered, subject to any reporting or other obligations described in paragraph 4.8.

2. VALUATION

     2.1 The value of the Acquired Fund's Fund Assets shall be the value of those assets computed as of the time at which its net asset value is calculated pursuant to the valuation procedures set forth in the Acquiring Fund's then-current Prospectus and Statement of Additional Information on the business day immediately preceding the Closing Date, or at such time on such earlier or later date as may mutually be agreed upon in writing among the parties hereto (such time and date being herein called the "Applicable Valuation Date").

     2.2 The net asset value of each share of the Acquiring Fund shall be the net asset value per share computed on the Applicable Valuation Date, using the market valuation procedures set forth in the Acquiring Fund's then-current Prospectus and Statement of Additional Information.

     2.3 All computations of value contemplated by this Article 2 shall be made by the Acquiring Fund's administrator in accordance with its regular practice as pricing agent. The Acquiring Fund shall cause its administrator to deliver a copy of its valuation report to AST and to the Acquired Fund at the Closing.

3. CLOSING(S) AND CLOSING DATE

     3.l The Closing for the Reorganization shall occur on March 26, 1999, and/or on such other date(s) as may be mutually agreed upon in writing by the parties hereto (each, a "Closing Date"). The Closing(s) shall be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104 or at such other location as is mutually agreeable to the parties hereto. All acts taking place at the Closing(s) shall be deemed to take place simultaneously as of 10:00 a.m., local time on the Closing Date unless otherwise provided.

     3.2 The Acquiring Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund Assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquired Fund in conjunction with the delivery of portfolio securities.

     3.3 Notwithstanding anything herein to the contrary, if on the Applicable Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of AST, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Applicable Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

4. COVENANTS WITH RESPECT TO THE ACQUIRING FUND AND THE ACQUIRED FUND

     4.1 With respect to the Acquired Fund, AST has called or will call a meeting of Acquired Fund shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transactions contemplated herein, including approval for the Acquired Fund's liquidating distribution of Acquiring Fund Shares contemplated hereby, and for AST to terminate the Acquired Fund's qualification, classification and registration if requisite approvals are obtained with respect to the Acquired Fund. AST, on behalf of the Acquired Fund, shall prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with that meeting.

     4.2 AST, on behalf of the Acquired Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     4.3 AST, on behalf of the Acquired Fund, will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Acquired Fund.

     4.4 Subject to the provisions hereof, AIT, on its own behalf and on behalf of the Acquiring Fund, and AST, on its own behalf and on behalf of the Acquired Fund, will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

     4.5 AST, on behalf of the Acquired Fund, shall furnish to the Acquiring Fund on the Closing Date, a final statement of the total amount of the Acquired Fund's assets and liabilities as of the Closing Date.

         4.6 As soon after the Closing Date as is reasonably practicable, AST, on behalf of the Acquired Fund: (a) shall prepare and file all federal and other tax returns and reports of the Acquired Fund required by law to be filed with respect to all periods ending on/or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date.

         4.7 Following the transfer of Fund Assets by the Acquired Fund to the Acquiring Fund and the assumption of the Stated Liabilities of the Acquired Fund in exchange for Acquiring Fund Shares as contemplated herein, AST will file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to the Acquired Fund, promptly after the Closing Date and also will take all other steps as are necessary and proper to effect the termination or declassification of the Acquired Fund in accordance with the laws of the State of Delaware and other applicable requirements.

5. REPRESENTATIONS AND WARRANTIES

     5.1 AIT, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

         (a) ATI was duly created pursuant to its Agreement and Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is validly existing under the laws of the State of Delaware, and the Declaration of Trust directs the Trustees to manage the affairs of AIT and grants them all powers necessary or desirable to carry out such responsibility, including administering AIT's business as currently conducted by AIT and as described in the current prospectuses of AIT. AIT is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

         (b) The Registration Statement on Form N-1A filed by AIT (the "Registration Statement"), with the Securities and Exchange Commission ("SEC"), including the current prospectus and statement of additional information of the Acquiring Fund, conforms or will conform, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the regulations thereunder and does not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (c) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by AIT for itself and on behalf of the Acquiring Fund does not and will not (i) violate AIT's Declaration of Trust or By-Laws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument, to which AIT is a party or by which its properties or assets are bound;

         (d) Except as previously disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to AIT's knowledge, threatened against AIT or its business, the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect AIT or the Acquiring Fund's financial condition or the conduct of their business. AIT knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

         (e) All issued and outstanding shares, including shares to be issued in connection with the Reorganization, of the Acquiring Fund will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and nonassessable, the shares of each class of the Acquiring Fund issued and outstanding before the Closing Date were offered and sold in compliance with the applicable registration requirements, or exemptions therefrom, of the 1933 Act, and all applicable state securities laws, and the regulations thereunder, and the Acquiring Fund does not have outstanding any option, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares;

         (f) The execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of AIT, the Trustees and the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of AIT and the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

         (g) On the effective date of the Registration Statement, at the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by AIT with respect to the Acquiring Fund for use in the Proxy Materials, the Registration Statement or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

         (h) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Delaware law for the execution of this Agreement by AIT, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by AIT for itself and on behalf of the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date;

         (i) The Statement of Assets and Liabilities as of December 31, 1998 audited by McGladney & Pullen LLP (copies of which have been or will be furnished to the Acquired Fund) fairly present, in all material respects, the Acquiring Fund's financial condition as of such date in accordance with generally accepted accounting principles consistently applied, and as of such dates there were no liabilities of the Acquiring Fund (contingent or otherwise) known to AIT that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

         (j) Since the date of the most recent audited financial statements, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business; or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquired Fund, prior to the Closing Date (for the purposes of this subparagraph
(j), neither a decline in the Acquiring Fund's net asset value per share nor a decrease in the Acquiring Fund's size due to redemptions shall be deemed to constitute a material adverse change); and

         (k) All federal and other tax returns and reports of AIT and the Acquiring Fund required by law to be filed on or before the Closing Date shall have been filed, and all taxes owed by AIT or the Acquiring Fund shall have been paid so far as due, and to the best of AIT's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

     5.2 AST, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

         (a) AST was duly created pursuant to its Agreement and Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of the State of Delaware, and the Agreement and Declaration of Trust directs the Trustees to manage the affairs of AST and grants them all powers necessary or desirable to carry out such responsibility, including administering AST's business as currently conducted by AST and as described in the current prospectuses of AST. AST is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

         (b) All of the issued and outstanding shares of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration or notice requirements of the 1933 Act and state securities laws; all issued and outstanding shares of each class of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

         (c) The Acquired Fund is not in violation of, and the execution, delivery and performance of this Agreement by AST for itself and on behalf of the Acquired Fund does not and will not (i) violate AST's Agreement and Declaration of Trust or By-Laws, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument to which AST is a party or by its properties or assets are bound;

         (d) Except as previously disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to AST's knowledge, threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquired Fund's financial condition or the conduct of its business, AST knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

         (e) The Statement of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of the Acquired Fund as of and for the period ended December 31, 1998, audited by McGladrey & Pullen LLP (copies of which have been or will be furnished to the Acquiring Fund) fairly present, in all material respects, the Acquired Fund's financial condition as of such date and its results of operations for such period in accordance with generally accepted accounting principles consistently applied, and as of such date there were no liabilities of the Acquired Fund (contingent or otherwise) known to AST that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

         (f) Since the date of the most recent audited financial statements, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquiring Fund, prior to the Closing Date (for the purposes of this subparagraph
(f), neither a decline in the Acquired Fund's net asset value per share nor a decrease in the Acquired Fund's size due to redemptions shall be deemed to constitute a material adverse change);

         (g) All federal and other tax returns and reports of AST and the Acquired Fund required by law to be filed on or before the Closing Date shall have been filed, and all taxes owed by AST or the Acquired Fund shall have been paid so far as due, and to the best of AST's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

         (h) For each full and partial taxable year from its inception through the Closing Date, the Acquired Fund has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status;

         (i) At the Closing Date, the Acquired Fund will have good and marketable title to the Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such Fund Assets hereunder, and upon delivery and payment for such Fund Assets as contemplated herein, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

         (j) The execution, delivery and performance of this Agreement on behalf of the Acquired Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of AST, the Trustees and the Acquired Fund, and this Agreement will constitute a valid and binding obligation AST and the Acquired Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

         (k) From the effective date of the Registration Statement, through the time of the meeting of the Acquired Fund Investors, and on the Closing Date, the Proxy Materials (exclusive of the portions of the Acquiring Fund's Prospectus contained or incorporated by reference therein, and exclusive of any written information furnished by AST with respect to the Acquiring Fund): (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by AST, on behalf of the Acquired Fund, for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading; and

         (l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by AST, for itself and on behalf of the Acquired Fund, or the performance of the Agreement by AST for itself and on behalf of the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

         The obligations of AST to consummate the Reorganization with respect to the Acquired Fund shall be subject to the performance by AIT, for itself and on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to the Acquiring Fund:

     6.1 All representations and warranties of AIT with respect to the Acquiring Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2 AIT, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund at the Closing a certificate executed on behalf of the Acquiring Fund by AIT's President, Vice President, Assistant Vice President, Secretary or Assistant Secretary in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of AIT with respect to the Acquiring Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquired Fund shall reasonably request.

     6.3 Unless waived by the Acquired Fund, the Acquired Fund shall have received at the Closing a favorable opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to AIT, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, substantially to the effect that:

         (a) AIT is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

         (b) the Acquiring Fund is a separate portfolio of AIT, which is a business trust duly created pursuant to its Agreement and Declaration of Trust, is legally existing and in good standing under the laws of the State of Delaware, and the Agreement and Declaration of Trust directs the Trustees to manage the affairs of AIT and grants them all powers necessary or desirable to carry out such responsibility, including administering AIT's business as described in the current prospectuses of AIT;

         (c) this Agreement has been duly authorized, executed and delivered by AIT on behalf of AIT and the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the Acquired Fund, is a valid and binding obligation of AIT, enforceable against AIT in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

         (d) the Acquiring Fund Shares to be issued to the Acquired Fund and then distributed to the Acquired Fund Investors pursuant to this Agreement are duly registered under the 1933 Act on the appropriate form, and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

         (e) the Registration Statement has become effective with the SEC and, to the best of such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened;

         (f) no consent, approval, authorization, filing or order of any court or governmental authority of the United States or any state is required for the consummation of the Reorganization with respect to the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date; and

         (g)  to  the  best   knowledge  of  such  counsel,   no  litigation  or
administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to AIT or the Acquiring Fund or any of their properties or assets and neither AIT nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business.

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to any 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts described in the prospectus of the Acquiring Fund delivered to the Acquired Fund pursuant to paragraph 4.1 and in the Proxy Materials.

     6.5 With respect to the Acquiring Fund, the Board of Trustees of AIT shall have determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

         The obligations of AIT to consummate the Reorganization with respect to the Acquiring Fund shall be subject to the performance by AST of all the obligations to be performed by it hereunder, with respect to the Acquired Fund, on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of AST with respect to the Acquired Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     7.2 AST, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund at the Closing a certificate executed on behalf of the Acquired Fund, by AST's President, Vice President, Assistant Vice President, Secretary or Assistant Secretary, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of AST with respect to the Acquired Fund made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein and as to such other matters as the Acquiring Fund shall reasonably request.

     7.3 Unless waived by the Acquiring Fund, the Acquiring Fund shall have received at the Closing a favorable opinion from Paul, Hastings, Janofsky & Walker LLP, counsel to AST, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, substantially to the effect that:

         (a) AST is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

         (b) the Acquired Fund is a separate portfolio of AST, which is a business trust duly created pursuant to its Agreement and Declaration of Trust, is validly existing and in good standing under the laws of the State of Delaware, and the Agreement and Declaration of Trust directs the Trustees to manage the affairs of AST and grants them all powers necessary or desirable to carry out such responsibility, including administering AST's business as described in the current prospectuses of AST;

         (c) this Agreement has been duly authorized, executed and delivered by AST on behalf of AST and the Acquired Fund and, assuming due authorization, execution and delivery of this Agreement on behalf of the Acquiring Fund, is a valid and binding obligation of AST, enforceable against AST in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

         (d) no consent, approval, authorization, filing or order of any court or governmental authority of the United Sates or any state is required for the consummation of the Reorganization with respect to the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; and

         (e)  to  the  best   knowledge  of  such  counsel,   no  litigation  or
administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to AST or the Acquired Fund or any of their properties or assets and neither AST nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely effects its business.

     7.4 With respect to the Acquired Fund, the Board of Trustees of AST shall have determined that the Reorganization is in the best interests of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
   FUND AND THE ACQUIRED FUND

         The obligations of the Acquiring Fund and of the Acquired Fund herein are each subject to the further conditions that on or before the Closing Date with respect to the Acquiring Fund and the Acquired Fund:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of AST's Agreement and Declaration of Trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein.

     8.3 All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by AIT, on behalf of the Acquiring Fund, or AST, on behalf of the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not, in the opinion of the party asserting that the condition to closing has not been satisfied, involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund's shareholders substantially all of the Acquired Fund's investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carryover).

     8.6 AST shall have received satisfactory assurances from Paul, Hastings, Janofsky & Walker LLP counsel to both the Acquiring Fund and the Acquired Fund (and if deemed appropriate by that firm, based on customary representation certificates from AIT, AST and the Acquired Fund) substantially to the effect that, for federal income tax purposes:

         (a) the transfer by the Acquired Fund of the Fund Assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities will constitute a "reorganization" within the meaning of
Section 368(a)(1) of the Code and the Acquiring Fund and the Acquired Fund each are a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities;

         (c) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Fund Assets to the Acquiring Fund and the assumption by the Acquiring Fund of the Stated Liabilities in exchange for the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund;

         (d) no gain or loss will be recognized by the Acquired Fund Investors upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares;

         (e) the aggregate tax basis for the Acquiring Fund Shares received by each of the Acquired Fund Investors pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund Investors will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization); and

         (f) the tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

9. EXPENSES

     9.1 Except as may be otherwise provided herein, each of the Acquired Fund and the Acquiring Fund shall be liable for its respective expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated. The expenses payable by the Acquired Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with printing and mailing the Prospectus/Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the Acquired Fund referred to in paragraph 4.1 hereof; (iii) all fees and expenses related to the liquidation of the Acquired Fund; (iv) fees and expenses of the Acquired Fund's custodian and transfer agent(s) incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Acquired Fund's portfolio on the Applicable Valuation Date. Van Deventer & Hoch has agreed to reimburse the Acquired Fund for the expenses listed in items (i), (ii), (iii) (iv) and (v) above. The expenses payable by the Acquiring Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Reorganization; (ii) expenses associated with preparing this Agreement and preparing and filing the Registration Statement under the 1933 Act; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) any fees and expenses of the Acquiring Fund's custodian and transfer agent(s) incurred in connection with the Reorganization; and (v) any special pricing fees associated with the valuation of the Acquiring Fund's portfolio on the Applicable Valuation Date. Van Deventer & Hoch has agreed to reimburse the Acquiring Fund for the expenses listed in items (i), (ii), (iii),
(iv) and (v) above.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing by the mutual written consent of the Acquiring Fund and the Acquired Fund.

12. AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of AST, acting on behalf of the Acquired Fund and AIT, acting on behalf of the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be to the Acquired Fund Investors under this Agreement to the detriment of such Acquired Fund Investors, or otherwise materially and adversely affecting the Acquired Fund, without the Acquired Fund obtaining the Acquired Fund Investors' further approval except that nothing in this paragraph 12 shall be construed to prohibit the Acquiring Fund and the Acquired Fund from amending this Agreement to change the Closing Date or Applicable Valuation Date by mutual agreement.

13. NOTICES

         Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to:

For AIT, on behalf of itself and the Acquiring Fund:

Allegiance Investment Trust
c/o Van Deventer & Hoch
800 North Brand Boulevard, Suite 300
Glendale, California 91203
Attention:  Richard A. Snyders,
            President and Chief Executive Officer

With a copy to:

David A. Hearth, Esq.
Paul, Hastings, Janofsky & Walker LLP
345 California St., 29th Floor
San Francisco, California 94104

For AST, on behalf of itself and the Acquired Fund:

Advisors Series Trust
4455 E. Camelback Road, Suite 261E
Phoenix, Arizona 85018
Attention: Robert H. Wadsworth

With a copy to:

Julie Allecta, Esq.
Paul, Hastings, Janofsky & Walker LLP
345 California St., 29th Floor
San Francisco, California 94104

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The article and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs, subparagraphs or Exhibits shall be construed as referring to Articles, paragraphs or subparagraphs hereof or Exhibits hereto, respectively. Whenever the terms "hereto", "hereunder", "herein" or "hereof" are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, paragraph, subparagraph or sentence.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

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                                       20

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer.

AIT and Acquiring Fund:
Allegiance Investment Trust,
for itself and on behalf of
the Allegiance
American Value Fund


By:  /s/ Richard A. Snyders
     -----------------------------------
         Richard A. Snyders
         President and Executive Officer


AST and Acquired Fund:
Advisors Series Trust,
for itself and on behalf of
Van Deventer & Hoch
American Value Fund


By:  /s/ Eric M. Banhazl
     ------------------------------------
         Eric M. Banhazl
         President